Investor Presentation May 13, 2019 EXHIBIT 99.1

Safe Harbor Statement and Other Matters This presentation contains forward-looking statements, within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, which involve risks and uncertainties. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to a historical or current fact. The words "believe," "expect," “will,” "anticipate," "plan," "estimate," "target," "project" and similar expressions, among others, generally identify "forward-looking statements," which speak only as of the date such statements were made. These forward-looking statements may address, among other things, the outcome or resolution of any pending or future environmental liabilities, the commencement, outcome or resolution of any regulatory inquiry, investigation or proceeding, the initiation, outcome or settlement of any litigation, changes in environmental regulations in the U.S. or other jurisdictions that affect demand for or adoption of our products, anticipated future operating and financial performance, business plans, prospects, targets, goals and commitments, capital investments and projects, plans for dividends or share repurchases, sufficiency or longevity of intellectual property protection, cost savings targets, plans to increase profitability and growth, our ability to make acquisitions, integrate acquired businesses or assets into our operations, and achieve anticipated synergies or cost savings, and our outlook for net sales, Adjusted EBITDA, Adjusted Net Income, Adjusted EPS, Free Cash Flow, Adjusted Effective Tax Rate, and Return on Invested Capital (ROIC), all of which are subject to substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Forward-looking statements are based on certain assumptions and expectations of future events that may not be accurate or realized. These statements are not guarantees of future performance. Forward-looking statements also involve risks and uncertainties that are beyond Chemours' control. Additionally, there may be other risks and uncertainties that Chemours is unable to identify at this time or that Chemours does not currently expect to have a material impact on its business. Factors that could cause or contribute to these differences include the risks, uncertainties and other factors discussed in our filings with the U.S. Securities and Exchange Commission, including in our Annual Report on Form 10-K for the year ended December 31, 2018. Chemours assumes no obligation to revise or update any forward-looking statement for any reason, except as required by law. We prepare our financial statements in accordance with Generally Accepted Accounting Principles (GAAP). Within this presentation we may make reference to Adjusted Net Income, Adjusted EPS, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Effective Tax Rate, Free Cash Flow, ROIC and Net Leverage Ratio which are non-GAAP financial measures. The company includes these non-GAAP financial measures because management believes they are useful to investors in that they provide for greater transparency with respect to supplemental information used by management in its financial and operational decision making. Further information with respect to and reconciliations of such measures to the nearest GAAP measure can be found in the appendix hereto. Management uses Adjusted Net Income, Adjusted EPS, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Effective Tax Rate, Free Cash Flow, ROIC and Net Leverage Ratio to evaluate the company’s performance excluding the impact of certain noncash charges and other special items which we expect to be infrequent in occurrence in order to have comparable financial results to analyze changes in our underlying business from quarter to quarter. Additional information for investors is available on the company’s website at investors.chemours.com. EXHIBIT 99.1 industry-leading positions to drive top-line growth of 1x-2x GDP in our core businesses with high ROIC (+30%) projects to drive sustainable competitive advantage our existing businesses through targeted M&A the majority of our Free Cash Flow to shareholders over time through a growing dividend and meaningful share repurchases the energy of the organization, generated through the transformation, to move at high velocity Leveraging Investing Strengthening Returning Harnessing Chemours Investment Thesis EXHIBIT 99.1

The Chemours Company at a Glance See reconciliation of Non-GAAP measures in the appendix Source: Company filings and data 1. Data represents net sales for the trailing twelve months ending March 31st, 2019 Chemical Solutions Titanium Technologies ($ in millions) Fluoroproducts Total Chemours Adjusted EBITDA Adjusted EBITDA Margin Net Sales Adjusted EBITDA Margin Net Sales Adjusted EBITDA Margin Net Sales Adjusted EBITDA Margin Net Sales $1,535 $591 $2,874 Adjusted EBITDA Adjusted EBITDA Adjusted EBITDA Fluoroproducts 45% Chemical Solutions 9% Adjusted EBITDA Growth +204% TTM 1Q19 TTM 1Q19 TTM 1Q19 TTM 1Q19 TTM 1Q19 TTM 1Q19 TTM 1Q19 TTM 1Q19 EXHIBIT 99.1

EXHIBIT 99.1

Fluoroproducts Business Summary

BUSINESS OVERVIEW

- Global market leader in Fluoroproducts
- Supplies fluoropolymer products for high performance applications across broad array of industries
- Supplies fluorochemical products for air conditioning, refrigeration and foam blowing agent markets
- Brands: Teflon™, Freon™, Opteon™, Krytox™, Nafion™, Viton™

FINANCIAL SUMMARY

$ Millions	TTM 1Q18	TTM 1Q19	% Δ
Revenue	$2,735	$2,819	3%
Adjusted EBITDA	$720	$735	2%
Adj. EBITDA Margin	26%	26%	0bps

Product[1]


Fluorochemicals
51%
Fluoropolymers
49%

Geography[1]


North America
40%
Asia Pacific
24%
EMEA
28%
Latin America
8%

Fluoropolymers – industrial resins and specialty products and coatings

Fluorochemicals – refrigerants, propellants, foam blowing agents, fire suppressants

Key end markets – air conditioning, refrigeration, automotive, electronics, communications, wire & cable, energy, consumer, oil & gas, aerospace

Source: Company filings and data

1. Segment net sales on a trailing twelve-month basis ending March 31, 2019

Chemours™

See reconciliation of Non-GAAP measures in the appendix

5

Fluorochemicals Long-Term Market View Chemours Is Well Positioned to Capture Market Growth and Value for Both HFOs and Non-HFOs EXHIBIT 99.1

Stationary Market Breakdown Attractive Growth in Stationary Markets Expected over Next Decade Source: Industry trade publications, company disclosures, and company estimates Note: CAGRs are based upon non-rounded company estimates REVENUE $0.3B 88% CAGR 5% CAGR $0.8B CHILLERS ~$0.0B ~$0.3B ~$XM AIR CONDITIONING 133% CAGR 6% CAGR $4.1B $2.3B ~$0.0B ~$0.7B ~$1.05B ~$0.5B 2016 2025 Non-HFOs HFOs COMMERCIAL REFRIGERATION $1.1B 35% CAGR (8%) CAGR $1.2B ~$2.3B ~$0.05B ~$0.2B ~$4.0B ~$0.3B ~$0.5B ~$1.05B ~$3.9B EXHIBIT 99.1

Opteon™ Advantage - CO2 Equivalent Basis Opteon™ Offers Low GWP Alternatives that Meet Tightening Environmental Standards Source: UN IPCC Fifth Assessment Report and Company estimates EXHIBIT 99.1

Opteon™ Patent Estate Our multinational portfolio includes nearly 900 patents and pending applications on HFO technology, including compositions, uses and processes of manufacture The earliest patents on HFO technology are expected to expire in the mid-2020’s We continue to add to our patent application estate Chemours actively monitors for patent infringement and will vigorously assert its rights under these patents, including seeking damages and injunctions to stop infringement The Size and Scope of Our Portfolio Means Loss of Coverage from Any One Single Patent Will Not Significantly Affect Our Market Position First Opteon™ patent expirations expected 2026 2030s Hundreds of Opteon™ patents remain in full force First HFO patent expirations expected 2023 EXHIBIT 99.1

EXHIBIT 99.1

Fluoropolymers Target Markets for Application Development

	2016 Market Size*	2016 - 2027 CAGR	2027 Market Size*	Trends and Fluoropolymer Opportunities
Automotive 	$1,100	5%	$1,900	• Emission standards and fuel efficiency with internal combustion engines • Decarbonization of transportation via alternative energy • Active safety and infotainment
Renewable Energy & Storage 	$105	21%	$850	• Development of smart grid with increasing amount of renewable energy and energy storage • Government and OEM driven alternative energy vehicles
Consumer Electronics & Communications 	$910	9%	$2,300	• Growth and innovation in smart phones, wearables, IoT, artificial intelligence, etc. • Next generation connectivity (5G), advances in circuit boards, LAN, antennas, thermal and electrical shielding

Sources: McKinsey; Bain; IHS BCC, US Department of Energy, Chemours sales data and market forecasting

* $ Millions; Addressable market size based on current applications, ingredient sales only

Chemours™

10

Recent Wins and Our Application Development Pipeline Strong Pipeline Build Since Announcing Application Development in December 2017 DATA CENTERS USB-C CABLES MOBILE DEVICE ANTENNAS HYBRID VEHICLES ENERGY STORAGE Energy Automotive Consumer Electronics & Communication EXHIBIT 99.1

EXHIBIT 99.1

Chemical Solutions Business Overview

BUSINESS OVERVIEW

- Portfolio of industrial businesses primarily operating in the Americas
- Reputation for safety, reliability and stewardship
- Three production facilities located in North America
  - Memphis, TN: Mining Solutions
  - Belle, WV: PC&I
  - Pascagoula, MS: PC&I

FINANCIAL SUMMARY

$ Millions	TTM 1Q18	TTM 1Q19	% Δ
Revenue	$575	$591	3%
Adjusted EBITDA	$56	$69	23%
Adj. EBITDA Margin	10%	12%	200bps

Product[1]


Mining Solutions
49%
Performance Chemicals & Intermediates
51%

Geography[1]


North America
56%
Asia Pacific
13%
EMEA
3%
Latin America
28%

Mining Solutions – sodium cyanide, hydrogen cyanide

Performance Chemicals & Intermediates – methylamines, glycolic acid, Vazo™ products, aniline, nitrobenzene

Source: Company filings and data

1. Segment net sales for the trailing twelve months ending March 31, 2019

See reconciliation of Non-GAAP measures in the appendix

12

EXHIBIT 99.1

Titanium Technologies Business Overview

BUSINESS OVERVIEW

- A global leader[1] in TiO_2 with production capacity of 1.25 million metric tons
  - 4 TiO_2 plants with 7 production lines
  - Packaging facility at Kallo, Belgium
  - Mineral sands mine at Starke, FL
- Strong brand reputation
  - Ti-Pure™ sold to approximately 600 customers globally
- Industry-leading manufacturing cost position
  - Unique chloride technology
  - Feedstock flexibility

FINANCIAL SUMMARY

$ Millions	TTM 1Q18	TTM 1Q19	% Δ
Revenue	$3,167	$2,874	(9%)
Adjusted EBITDA	$997	$888	(11%)
Adj. EBITDA Margin	31%	31%	0bps

Product[2]


Coatings
63%
Paper
12%
Plastics
25%

Geography[3]


Asia Pacific
31%
EMEA
24%
North America
30%
Latin America
15%

Coatings – architectural, industrial, automotive

Plastics – rigid/flexible packaging, PVC pipe/windows

Papers – laminate papers, coated paper/paperboard, sheet

Source: Company filings and data
1. TiO_2 market share statistics based on production capacity per 2017 TZMI
2. Segment net sales for the trailing twelve months ending December 31, 2018; excludes non-TiO_2 sale
3. Segment net sales for the trailing twelve months ending March 31, 2019; excludes non-TiO_2 sales

Chemours™

See reconciliation of Non-GAAP measures in the appendix

13

Ti-Pure™ Value Stabilization CHEMOURS’ VISION We absorb the demand variance in our customers’ marketplace, while holding value-based pricing for Ti-Pure™ products Reduced business volatility stabilizes Chemours’ cash generation and enables more consistent capacity planning to serve our customers We can support and grow our investment in new offerings over time, enhancing growth option for our customers Our customers can focus their efforts on market growth and avoid the distracting seesaw of “can I get the TiO2 I need?” or “how high will the price go?” CHEMOURS’ APPROACH Create contractual relationships which support a more stable customer-Chemours relationship Improve our manufacturing flexibility and capacity to economically respond to both decreases and increases in our customers’ sales which vary their requirements for Ti-Pure™ TiO2 Deliver value from a sustained investment in market insights and new offering development Manufacturing & Supply Assurance New Ti-Pure™ Commercial Framework (AVA + Flex) New Offerings Chemours Ti-Pure™ Value Stabilization (TVS) Ti-Pure™ Value Stabilization is Expected to Reduce Volatility for Chemours and Provide More Predictability for our Customers EXHIBIT 99.1

Value to Customers Predictable pricing enables improved supply chain planning Reduces need to build and hold excess inventory Provides volume certainty over time Value to Chemours Provides more stable earnings Enhances ability to plan for capacity adds to meet growing customer demand Allows for investments in new offerings to better support customers’ needs Ti-Pure™ Value Stabilization is a Win-Win EXHIBIT 99.1

Corporate Responsibility Commitment EXHIBIT 99.1

Clarifying Fluorine Chemistry PFAS is a broad term encompassing a number of substances produced for a variety of industries and products. Two of these substances, which have been the subject of study and frequent media and public discussion, are PFOS and PFOA PFOS and PFOA are the subject of Drinking Water Health Advisories issued by the EPA PFOS: Neither Chemours nor DuPont has made or sold PFOS as a commercial product or used PFOS as a processing aid PFOA: Chemours understands that DuPont made PFOA, from 2002-2013, for use at its own fluoropolymer sites Chemours understands that DuPont did not manufacture PFOA as a commercial product Chemours has never made or sold PFOA as a commercial product, or used PFOA as a processing aid GenX: A processing aid used in the manufacture of some fluoropolymers where PFOA was used previously.  Manufactured and recycled at Chemours’ Fayetteville, North Carolina site pursuant to Consent Order with EPA and used to manufacture fluoropolymers. Studies have shown that GenX is not biopersistent in the body EXHIBIT 99.1

Our Proactive Approach Fayetteville Chemours negotiated a Consent Order which was approved by the court in February 2019 Under the Consent Order, Chemours continues to capture process water >$100m capital commitment to reduce GenX and other facility-wide PFAS air emissions by 99% by end of 2019 Treatment to be provided for numerous offsite water users Washington Works and Chambers Works Offsite treatment at Chemours Washington Works, West Virginia and Chambers Works, New Jersey manufacturing sites have been in place for many years Ongoing Work Priorities Moving Forward CRC Commitments Reduce air and water process emissions of fluorinated organic chemicals by 99% or greater Our 2030 Corporate Responsibility Commitment Goals are built upon three pillars, divided into eight areas of focus, each with their own 2030 goals: safety excellence, vibrant communities, empowered employees, climate, water, waste, sustainable offerings, and sustainable supply chain Chemours supports scientifically-based regulatory action Chemours will continue to take actions to proactively address issues in the interests of its stakeholders EXHIBIT 99.1

Reconciliations EXHIBIT 99.1

Segment Net Sales and Adjusted EBITDA (Unaudited) EXHIBIT 99.1

Adjusted EBITDA to GAAP Income (Loss) Before Income Taxes Reconciliation (Unaudited) EXHIBIT 99.1

Adjusted EBITDA to GAAP Income (Loss) Before Income Taxes Reconciliation (Unaudited) EXHIBIT 99.1

©2018 The Chemours Company.  Chemours™ and the Chemours Logo are trademarks or registered trademarks of The Chemours Company EXHIBIT 99.1